Exhibit 99.1

KNIGHT CAPITAL GROUP ANNOUNCES GAAP EARNINGS OF $0.29 PER DILUTED SHARE FOR SECOND QUARTER 2006

Second quarter 2006 total revenues of $204.6 million increased 83% from the revenues generated in the second quarter of 2005

Global Markets’ performance was strong for the fourth consecutive quarter, with $49.5 million in pre-tax operating earnings, compared to a pre-tax operating loss of $1.8 million in the second quarter of last year

Asset Management segment generated pre-tax operating earnings of $2.3 million in the second quarter

Corporate segment was roughly breakeven in the second quarter, including realized gains of $0.04 per diluted share related to the sale of investments in the International Securities Exchange, Inc.

JERSEY CITY, New Jersey (July 19, 2006) – Knight Capital Group, Inc. (Nasdaq: NITE) today reported GAAP earnings of $30.3 million, or $0.29 per diluted share, and pre-tax operating earnings of $51.2 million for the second quarter of 2006.

For the second quarter of 2005, the company reported a GAAP loss of $5.6 million, or $0.05 per diluted share, and a pre-tax operating loss of $2.5 million.

Revenues for the second quarter of 2006 were $204.6 million, compared to $111.7 million for the second quarter of 2005.

“Continuing operations” include the company’s two operating business segments, Global Markets and Asset Management. Continuing operations also include a Corporate segment, encompassing corporate investments and overhead expenses. Amounts reported as “discontinued operations” include the company’s former Derivative Markets business segment, the sale of which was completed to Citigroup in December 2004.

“Knight has now completed four consecutive quarters of strong financial results, reflecting the critical changes to our business model that we began implementing one year ago,” said Thomas M. Joyce, Chairman and Chief Executive Officer of Knight Capital Group. “All of Knight’s Global Markets businesses – including broker-dealer, institutional sales, direct market access and foreign exchange trading – performed well in the second quarter. Our broker-dealer business was once again the largest contributor to quarterly earnings in mixed market conditions. Second quarter 2006 revenues from our Global Markets segment were 85% higher than in the second quarter of 2005. Our Asset Management segment ended the quarter with positive blended returns despite a difficult market environment for many of its underlying strategies. Deephaven’s blended returns for the first six months of 2006 are greater than its returns for the full year 2005.”

	Q2 2006	Q2 2005
Revenues ($)	204,621,217	111,673,073
Net income (loss) ($)	30,339,584	(5,615,938)
Diluted EPS ( $)	0.29	(0.05)
U.S. equity dollar value traded (in $ millions)	566,224	445,808
U.S. equity trades executed (in thousands)	59,222	48,150
Average daily U.S. equity trades (in thousands)	940	752
Nasdaq and Listed equity shares traded (in millions)	25,671	25,363
OTC Bulletin Board and Pink Sheet shares traded (in millions)	304,994	154,050
Average revenue capture per U.S. equity dollar value traded (bps)	2.1	1.5
Average month-end balance of assets under management (in $ millions)	3,074.6	3,268.5
Quarterly fund return to investors*	0.7%	-1.3%

*	Quarterly fund return represents the blended quarterly return across all assets under management in the Deephaven funds

	YTD 2006	YTD 2005
Revenues ($)	481,077,030	249,229,944
Net income from continuing operations ($)	79,471,625	403,995
Loss from discontinued operations, net of tax ($)	—	(265,927)
Net income ( $)	79,471,625	138,068
Diluted EPS ( $)	0.75	—
U.S. equity dollar value traded (in $ millions)	1,125,896	916,483
U.S. equity trades executed (in thousands)	120,241	100,999
Average daily U.S. equity trades (in thousands)	962	808
Nasdaq and Listed equity shares traded (in millions)	53,532	54,462
OTC Bulletin Board and Pink Sheet shares traded (in millions)	678,670	449,849
Average revenue capture per U.S. equity dollar value traded (bps)	2.2	1.6
Average month-end balance of assets under management (in $ millions)	3,009.2	3,375.3
Year-to-date fund return to investors*	9.2%	-0.2%

*	Year-to-date fund return represents the blended return across all assets under management in the Deephaven funds

“Knight is a more diverse company than it was 12 months ago with three newly acquired fee-based businesses and a fourth acquisition agreement announced July 10,” Mr. Joyce said. “While market activity may take a hiatus during the typical summer doldrums, we will continue our efforts to integrate, cross-sell and grow these latest additions to our product offering. We have broadened our electronic access capabilities, such as direct market access through Direct Trading Institutional and ECN trading through Direct Edge ECN. We’ve also expanded our offering to include more asset classes, with foreign exchange capabilities through Hotspot and, soon, fixed income through ValuBond.

“Knight’s recent history of making appropriately sized, targeted acquisitions is part of our continued growth and capital management strategies,” Mr. Joyce added. “During the second quarter, the company bought back more than $23 million of its own stock and acquired Hotspot for $77.5 million. Knight also is investing in its own brand. We have launched a campaign aimed at narrowing the gap between perception in the marketplace and the reality of the firm’s evolution. We are excited to take our message to a broad audience, establishing Knight as a leading financial services firm with a wide range of customized trade execution products and services across multiple asset classes.”

Global Markets

During the second quarter of 2006, the Global Markets business segment generated total revenues of $182.1 million, compared to $98.5 million in the second quarter of 2005. In the second quarter of 2006, the Global Markets business segment reported pre-tax operating earnings of $49.5 million, compared to a pre-tax operating loss of $1.8 million in the second quarter of 2005.

Effective April 1, 2006, Knight completed its acquisition of Hotspot FX, Inc. in an all-cash deal for $77.5 million. Hotspot provides institutions and dealers with spot foreign exchange execution through an advanced, fully electronic platform. The results of the Hotspot division have been included within the Global Markets business segment in the second quarter of 2006.

On July 10, 2006, the Company announced that it has agreed to acquire ValuBond, Inc., a privately held firm that provides electronic access and trade execution products for the fixed income market, in an all-cash deal for $18.2 million. The close of the transaction is subject to receipt of appropriate regulatory approvals and is expected to be completed within six months.

Asset Management

During the second quarter of 2006, the Asset Management business segment, Deephaven Capital Management, generated $14.1 million in asset management fees, compared to $8.0 million in the same period a year ago. In the second quarter of 2006, Asset Management reported pre-tax operating earnings of $2.3 million, compared to a pre-tax operating loss of $0.9 million in the second quarter of 2005. Asset Management had approximately $3.1 billion under management at June 30, 2006, down from the $3.4 billion under management at June 30, 2005.

Corporate

In the second quarter of 2006, the Corporate segment reported a pre-tax operating loss of $0.5 million, compared to pre-tax operating income of $0.2 million in the second quarter of 2005. Included in the second quarter 2006 results is a pre-tax gain of $7.1 million, or approximately $0.04 per diluted share, related to the sale of a part of the company’s equity ownership in the International Securities Exchange, Inc. During the second quarter of 2005, the company recognized a pre-tax gain of $8.1 million, or approximately $0.05 per diluted share, relating to its investments in The Nasdaq Stock Market, Inc.

The company’s corporate investment in the Deephaven funds earned $0.9 million pre-tax during the second quarter of 2006, compared to a pre-tax loss of $2.9 million during the second quarter of 2005. As of June 30, 2006, the company had $182.9 million in cash and cash equivalents and a $228.9 million corporate investment in funds managed by Deephaven.

The company had $912.4 million in stockholders’ equity as of June 30, 2006, equivalent to a book value of approximately $8.66 per diluted share.

During the second quarter of 2006, the company repurchased 1.4 million shares for approximately $23.4 million under the company’s $495 million stock repurchase program. To date, the company has repurchased 39 million shares for $319 million. The company cautions that there are no assurances that any further repurchases may actually occur.

* * *

Copies of this earnings release and other information on the company can be obtained at the company’s website, www.knight.com. The company will conduct its second quarter 2006 earnings conference call for analysts, investors and the media at 9:00 a.m. Eastern Daylight Time (EDT) today, July 19, 2006. To access Knight’s earnings conference call, please dial (800) 458-9009 for domestic callers or (719) 457-2623 for international callers. When prompted, provide the passcode, which is 6480870. The conference call will be webcast live at 9:00 a.m. EDT for all investors and interested parties on Knight’s website. In addition, the company will release its monthly volume statistics for June 2006 on its website before the start of trading today.

* * *

About Knight

Knight Capital Group, Inc. (Nasdaq: NITE) is a leading financial services firm that provides comprehensive trade execution solutions and asset management services. Our Asset Management business, Deephaven Capital Management, is a global multi-strategy alternative investment manager focused on delivering attractive risk-adjusted returns with low correlation to the broader markets for institutions and private clients. Our Global Markets business provides a broad range of customized trade execution products and services across multiple asset classes for broker-dealers, institutions and issuer companies. We continually apply knowledge and innovation to the trading and asset management processes to build lasting client partnerships through consistent performance and superior client service. More information about Knight can be found at www.knight.com.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the Company’s results as determined by generally accepted accounting principles (GAAP), the Company also discloses certain non-GAAP information which management believes provides useful information to investors. Within this press release, the Company has disclosed its pre-tax operating income (loss) and its operating expenses for certain reporting periods before charges, writedowns and lease loss accruals to assist the reader in understanding the impact of these charges, writedowns and lease loss accruals on the Company’s financial results, thereby facilitating more useful period-to-period comparisons of the Company’s businesses.

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Certain Factors Affecting Results of Operations” and “Risks Affecting our Business” in the Company’s Annual Report on Form 10-K.

CONTACTS

Margaret Wyrwas	Kara Fitzsimmons	Greta Morley
Senior Managing Director,	Vice President,	Vice President,
Corporate Communications	Corporate Communications	Marketing Communications
& Investor Relations	201-356-1523 or	& Public Relations
201-557-6954 or	kfitzsimmons@knight.com	201-557-6948 or
mwyrwas@knight.com		gmorley@knight.com

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
Revenues
Commissions and fees	$111,146,041	$68,022,217	$213,050,428	$138,138,228
Net trading revenue	68,220,068	27,051,166	148,259,218	64,472,995
Asset management fees	14,075,709	8,036,861	84,586,752	25,917,529
Interest and dividends, net	2,775,335	2,216,039	6,089,307	4,555,840
Investment income and other	8,404,064	6,346,790	29,091,325	16,145,352

Total revenues	204,621,217	111,673,073	481,077,030	249,229,944

Transaction-based expenses
Execution and clearance fees	30,026,355	23,348,038	58,950,758	46,894,821
Soft dollar and commission recapture expense	17,355,315	14,649,781	35,063,016	30,134,356
Payments for order flow and ECN rebates	12,126,021	3,582,088	21,999,419	10,986,162

Total transaction-based expenses	59,507,691	41,579,907	116,013,193	88,015,339

Revenues, net of transaction-based expenses	145,113,526	70,093,166	365,063,837	161,214,605
Other direct expenses
Employee compensation and benefits	64,615,557	48,193,801	164,171,725	105,051,243
Communications and data processing	8,403,791	8,151,261	16,041,932	15,965,223
Professional fees	5,092,238	4,550,021	11,475,361	8,331,745
Depreciation and amortization	5,324,879	3,734,419	9,732,574	8,036,831
Occupancy and equipment rentals	3,398,114	2,829,725	6,750,599	6,947,116
Business development	3,134,363	1,707,779	5,256,681	3,001,115
Writedown of assets and lease loss accrual	482,269	4,545,895	8,479,703	4,545,895
Regulatory charges and related matters	—	2,000,000	—	2,000,000
Other	3,896,612	3,425,759	10,344,981	6,079,506

Total other direct expenses	94,347,823	79,138,660	232,253,556	159,958,674

Income (loss) from continuing operations before income taxes	50,765,703	(9,045,494)	132,810,281	1,255,931
Income tax expense (benefit)	20,426,119	(3,429,556)	53,338,656	851,936

Net income (loss) from continuing operations	30,339,584	(5,615,938)	79,471,625	403,995
Loss from discontinued operations, net of tax	—	—	—	(265,927)

Net income (loss)	$30,339,584	$(5,615,938)	$79,471,625	$138,068

Basic earnings per share from continuing operations	$0.30	$(0.05)	$0.79	$0.00

Diluted earnings per share from continuing operations	$0.29	$(0.05)	$0.75	$0.00

Basic and diluted earnings per share from discontinued operations	$—	$—	$—	$—

Basic earnings per share	$0.30	$(0.05)	$0.79	$0.00

Diluted earnings per share	$0.29	$(0.05)	$0.75	$0.00

Shares used in computation of basic earnings per share	100,739,240	104,335,490	100,822,519	106,584,672

Shares used in computation of diluted earnings per share	105,397,197	104,335,490	105,358,680	109,579,944

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	$182,852,384	$230,591,067
Securities owned, held at clearing brokers, at market value	589,260,454	380,366,778
Receivable from brokers and dealers	314,119,738	229,828,734
Investment in Deephaven sponsored funds	228,892,182	281,656,753
Fixed assets and leasehold improvements at cost, less accumulated depreciation and amortization	68,099,377	67,656,533
Strategic investments	34,451,021	31,896,425
Goodwill	91,365,692	47,682,880
Intangible assets, less accumulated amortization	62,723,474	29,773,442
Other assets	148,264,082	116,563,732

Total assets	$1,720,028,404	$1,416,016,344

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities
Securities sold, not yet purchased, at market value	$530,558,649	$345,457,499
Payable to brokers and dealers	75,879,418	35,102,415
Accrued compensation expense	120,754,521	117,763,834
Accrued expenses and other liabilities	80,428,033	94,244,447

Total liabilities	807,620,621	592,568,195

Stockholders’ equity
Class A common stock	1,429,370	1,397,457
Additional paid-in-capital	488,507,697	452,839,356
Retained earnings	732,985,316	653,513,691
Treasury stock, at cost	(321,466,314)	(294,652,742)
Accumulated other comprehensive income, net of tax	10,951,714	10,350,387

Total stockholders’ equity	912,407,783	823,448,149

Total liabilities and stockholders’ equity	$1,720,028,404	$1,416,016,344

KNIGHT CAPITAL GROUP, INC.

PRE-TAX OPERATING EARNINGS BY BUSINESS SEGMENT*

Amounts in millions

(Unaudited)

	For the three months ended		For the six months ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Global Markets
Revenues	$182.1	$98.5	$370.0	$206.4
Operating Expenses	132.6	100.3	264.0	208.9

Pre-Tax Operating Earnings	49.5	(1.8)	106.0	(2.5)

Asset Management
Revenues	14.2	7.9	85.0	26.0
Operating Expenses	11.9	8.8	56.0	21.8

Pre-Tax Operating Earnings	2.3	(0.9)	29.0	4.2

Corporate
Revenues	8.4	5.3	26.1	16.8
Operating Expenses	8.9	5.1	19.9	10.7

Pre-Tax Operating Earnings	(0.5)	0.2	6.2	6.1

Consolidated
Revenues	204.6	111.7	481.1	249.2
Operating Expenses	153.4	114.2	339.8	241.4

Pre-Tax Operating Earnings	$51.2	$(2.5)	$141.3	$7.8

*	Totals may not add due to rounding.

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF TOTAL GAAP EXPENSES AND PRE-TAX GAAP INCOME TO

OPERATING EXPENSES AND PRE-TAX OPERATING EARNINGS*

Amounts in millions

(Unaudited)

TOTAL GAAP EXPENSES TO OPERATING EXPENSES

	For the three months ended June 30, 2006
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$59.5	$—	$—	$59.5
Other direct expenses	73.5	11.9	8.9	94.3

TOTAL GAAP EXPENSES	133.0	11.9	8.9	153.9
Adjustment:
Writedown of assets and lease loss accrual**	(0.5)	—	—	(0.5)

OPERATING EXPENSES	$132.6	$11.9	$8.9	$153.4

	For the three months ended June 30, 2005
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$41.6	$—	$—	$41.6
Other direct expenses	63.2	10.8	5.1	79.2

TOTAL GAAP EXPENSES	104.8	10.8	5.1	120.7
Adjustments:
Writedown of assets and lease loss accrual	(4.5)	—	—	(4.5)
Regulatory charges and related matters	—	(2.0)	—	(2.0)

OPERATING EXPENSES	$100.3	$8.8	$5.1	$114.2

PRE-TAX GAAP INCOME TO PRE-TAX OPERATING EARNINGS

	For the three months ended June 30, 2006
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME (LOSS) FROM CONTINUING OPERATIONS	$49.0	$2.3	$(0.5)	$50.8
Adjustment:
Writedown of assets and lease loss accrual**	0.5	—	—	0.5

PRE-TAX OPERATING EARNINGS	$49.5	$2.3	$(0.5)	$51.2

	For the three months ended June 30, 2005
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP (LOSS) INCOME FROM CONTINUING OPERATIONS	$(6.3)	$(2.9)	$0.2	$(9.0)
Adjustments:
Writedown of assets and lease loss accrual	4.5	—	—	4.5
Regulatory charges and related matters	—	2.0	—	2.0

PRE-TAX OPERATING EARNINGS	$(1.8)	$(0.9)	$0.2	$(2.5)

*	Totals may not add due to rounding.

**	For the three months ended June 30, 2006, the company recorded a pre-tax charge of $0.5 million relating to the costs associated with writedowns of assets and lease loss accruals in conection with the acquisition of Hotspot.

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF TOTAL GAAP EXPENSES AND PRE-TAX GAAP INCOME TO

OPERATING EXPENSES AND PRE-TAX OPERATING EARNINGS*

Amounts in millions

(Unaudited)

TOTAL GAAP EXPENSES TO OPERATING EXPENSES

	For the six months ended June 30, 2006
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$116.0	$—	$—	$116.0
Other direct expenses	156.4	56.0	19.9	232.3

TOTAL GAAP EXPENSES	272.4	56.0	19.9	348.3
Adjustment:
Writedown of assets and lease loss accrual	(8.5)	—	—	(8.5)

OPERATING EXPENSES	$264.0	$56.0	$19.9	$339.8

	For the six months ended June 30, 2005
	Global Markets	Asset Management	Corporate	Total
Transaction-based expenses	$88.0	$—	$—	$88.0
Other direct expenses	125.4	23.8	10.7	160.0

TOTAL GAAP EXPENSES	213.4	23.8	10.7	248.0
Adjustments:
Writedown of assets and lease loss accrual	(4.5)	—	—	(4.5)
Regulatory charges and related matters	—	(2.0)	—	(2.0)

OPERATING EXPENSES	$208.9	$21.8	$10.7	$241.4

PRE-TAX GAAP INCOME TO PRE-TAX OPERATING EARNINGS

	For the six months ended June 30, 2006
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP INCOME FROM CONTINUING OPERATIONS	$97.5	$29.0	$6.2	$132.8
Adjustment:
Writedown of assets and lease loss accrual	8.5	—	—	8.5

PRE-TAX OPERATING EARNINGS	$106.0	$29.0	$6.2	$141.3

	For the six months ended June 30, 2005
	Global Markets	Asset Management	Corporate	Total
PRE-TAX GAAP (LOSS) INCOME FROM CONTINUING OPERATIONS	$(7.0)	$2.2	$6.1	$1.3
Adjustments:
Writedown of assets and lease loss accrual	4.5	—	—	4.5
Regulatory charges and related matters	—	2.0	—	2.0

PRE-TAX OPERATING EARNINGS	$(2.5)	$4.2	$6.1	$7.8

*	Totals may not add due to rounding.